Janus Investment Fund

Janus Henderson Short-Term Bond Fund

Supplement dated September 24, 2021

to Currently Effective Prospectuses

and Statement of Additional Information

Effective on or about October 28, 2021, Janus Henderson Short-Term Bond Fund will change its name to Janus Henderson Short Duration Flexible Bond Fund.

Please retain this Supplement with your records.